June 6, 2025

BNY MELLON ETF TRUST

-BNY Mellon Global Infrastructure Income ETF

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the "Portfolio Management" section in the summary prospectus and the "Fund Summary – Portfolio Management" section in the prospectus:

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management North America LLC, an affiliate of the Adviser. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services.

Brock Campbell, CFA and Mathieu Poitrat Rachmaninoff are the fund's primary portfolio managers. Mr. Campbell has been a primary portfolio manager of the fund since its inception in November 2022 and Mr. Poitrat Rachmaninoff has been a primary portfolio manager of the fund since June 2025. Mr. Campbell is the head of global equity research at NIMNA. Mr. Poitrat Rachmaninoff is a portfolio manager on the mixed assets, charities, global infrastructure and HC REITS strategies, with a focus on alternatives, at NIM. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

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The following information supersedes and replaces the information in the first paragraph in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Brock Campbell, CFA and Mathieu Poitrat Rachmaninoff are the fund's primary portfolio managers. Mr. Campbell has been a primary portfolio manager of the fund since its inception in November 2022 and Mr. Poitrat Rachmaninoff has been a primary portfolio manager of the fund since June 2025. Mr. Campbell is the head of global equity research at NIMNA. Mr. Poitrat Rachmaninoff is a portfolio manager on the mixed assets, charities, global infrastructure and HC REITS strategies, with a focus on alternatives, at NIM. Mr. Campbell has been employed by NIMNA or a predecessor company since 2005. Mr. Poitrat Rachmaninoff has been employed by NIM since 2024. Prior to joining NIM, he worked as a portfolio manager at Odey Asset Management LLP from July 2021 through November 2023. Previously, Mr. Poitrat Rachmaninoff worked as a research analyst at NIM from 2014 to 2021. Messrs. Campbell and Poitrat Rachmaninoff are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

4865STK0625

June 6, 2025

BNY MELLON ETF TRUST
-BNY Mellon Global Infrastructure Income ETF (GIIF)

Supplement to Current Statement of Additional Information (SAI)

The following information supplements the portfolio manager information contained in the "Certain Portfolio Manager Information" section of the SAI:

The following table lists the number and types of accounts advised by Mathieu Poitrat Rachmaninoff, a primary portfolio manager of the BNY Mellon Global Infrastructure Income ETF, and assets under management in those accounts as of April 30, 2025.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Mathieu Poitrat Rachmaninoff [1]	None	N/A	None	N/A	None	N/A

1. Because Mr. Poitrat Rachmaninoff became a primary portfolio manager of GIIF as of June 6, 2025, his information is as of April 30, 2025.

The following table provides information on accounts managed (included within the table above) by Mr. Poitrat Rachmaninoff that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)
Mathieu Poitrat Rachmaninoff	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by Mr. Poitrat Rachmaninoff as of April 30, 2025.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Mathieu Poitrat Rachmaninoff [1]	GIIF	None

1 Because Mr. Poitrat Rachmaninoff became a primary portfolio manager of GIIF as of June 6, 2025, his information is as of April 30, 2025.

All references to James A. Lydotes are removed from the SAI.

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